UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 30, 2019
KINGSWAY FINANCIAL SERVICES INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-15204 (Commission File Number)	Not Applicable (IRS Employer Identification No.)
150 E. Pierce Rd., Itasca, IL 60143
(Address of Principal Executive Offices) (Zip Code)
Registrant's Telephone Number, Including Area Code: (416) 848-1171
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 30, 2019, Kingsway Financial Services Inc. (the “Company”) issued a press release providing a further update related to the delayed filing of the Company’s 2018 Form 10-K. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. This press release updates information provided in the Company’s press release dated April 16, 2019.

The information in this Current Report on Form 8-K provided under Item 2.02 and Exhibit 99.1 attached hereto is being furnished to, and shall not be deemed “filed” with, the U.S. Securities and Exchange Commission or incorporated by reference into the Company’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Exhibit Description
99.1	Press Release titled “Kingsway Provides Further Update on 2018 Form 10-K Filing”

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINGSWAY FINANCIAL SERVICES INC.

June 3, 2019	By:	/s/ William A. Hickey, Jr.
William A. Hickey, Jr.
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Press Release titled “Kingsway Provides Further Update on 2018 Form 10-K Filing”